Exhibit 10.1

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This Amendment No. 3 to Credit Agreement, dated as of June 30, 2007 (this “Agreement”), is among Susser Holdings, L.L.C., a Delaware limited liability company, and Stripes LLC, a Texas limited liability company and successor by merger to SSP Partners, as Borrowers, the financial institutions named herein, as Banks, and Bank of America, N.A., as Administrative Agent for the Banks.

INTRODUCTION

Reference is made to the Credit Agreement dated as of December 21, 2005 (as amended or modified from time to time, the “Credit Agreement”), among the Borrowers, the Administrative Agent, and the Banks. The Borrowers have requested, and the Administrative Agent and the Banks have agreed, to amend the Credit Agreement to reflect the reorganization of the Borrowers’ corporate structure, and to modify certain other terms in connection therewith as set forth herein.

Therefore, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Administrative Agent, and the Banks hereby agree as follows:

Section 1. Definitions; References. Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2. Amendment to Credit Agreement.

(a) Section 1.1 of the Credit Agreement is hereby amended by replacing the definition of “Subsidiary Borrower” with the following:

“Subsidiary Borrower” means Stripes LLC, a Texas limited liability company.

(b) Each of the following Sections of the Credit Agreement is hereby amended by deleting each reference therein to “the Subsidiary Borrower” and replacing each with a reference to “SSP Partners”: definition of “Existing Credit Agreement,” definition of “SSP Financial Statements,” definition of “SSP Interim Financial Statements,” Section 4.7(a), Section 4.7(b), and the first sentence (but not the second sentence) of Section 4.7(c).

Section 3. Consent. The Banks hereby consent to the Reorganization (as defined below). This consent is limited to the extent described herein and shall not be construed to be a waiver of any other terms of the Credit Agreement or of the Loan Documents. For purposes of this Agreement, “Reorganization” shall mean (a) the contribution of Susser Petroleum Management Company LLC to SSP Partners, the merger of Susser Petroleum Company LP into Susser Petroleum Management Company LLC (with Susser Petroleum Management Company LLC being the survivor), and Susser Petroleum Management Company LLC’s changing its name to Susser Petroleum Company LLC and (b) the merger of SSP Partners, SSP Services, LP, SSP Services Management Company, LLC, and SSP Holdings Limited Partnership into S Interests Management Company LLC (with S Interests Management Company LLC being the survivor) and S Interests Management Company LLC’s changing its name to Stripes LLC.

Section 4. Representations and Warranties. Each Borrower represents and warrants that (a) the execution, delivery and performance of this Agreement are within the corporate power and authority of such Borrower and have been duly authorized by appropriate proceedings, (b) the Liens under the Security Documents are valid and subsisting, (c) this Agreement constitutes a legal, valid, and binding obligation of such Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity, (d) giving effect to this Agreement, no Default or Event of Default is continuing, and (e) giving effect to this Agreement, all representations and warranties set forth in the Credit Documents are true and correct in all material respects as if made on the date hereof.

Section 5. Effect on Credit Documents; Ratification.

(a) Except as amended herein, the Credit Agreement and all other Credit Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of the rights of the Administrative Agent or the Banks under the Credit Documents as amended, including the waiver of any default or event of default, however denominated. The Borrowers must continue to comply with the terms of the Credit Documents, as amended. This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a default or event of default under the other Credit Documents.

(b) Stripes LLC, successor by merger to SSP Partners, as Subsidiary Borrower hereby reaffirms, ratifies and confirms its obligations under each of the Credit Documents to which it is a party and acknowledges that all terms and conditions of the Credit Documents remain in full force and effect, and further acknowledges that the security interest granted by the Subsidiary Borrower to the Administrative Agent in the Collateral (as defined in the Security Agreement) is valid and perfected and secures all of the Secured Obligations (as defined in the Security Agreement), including the Revolving Loan Notes, Swing Line Note, and Letter of Credit Documents.

Section 6. Effectiveness. This Agreement shall become effective as of the date first written above and the Credit Documents shall be amended as provided for herein when the parties hereto have executed this Agreement subject to the conditions that the Reorganization shall have been consummated on or before such date and that the Administrative Agent shall have received the following: (a) duly and validly executed counterparts hereof signed by each Borrower, the Administrative Agent, and the Majority Banks, (b) the letter agreement, dated of even date herewith, duly and validly executed by each Guarantor, reaffirming the Guaranties, and (c) the Certificate of Officer of each of Stripes LLC and Susser Petroleum Company LLC, certifying each such Person’s existence and good standing in its state of formation, qualification in all jurisdictions where it conducts business, certificate of limited liability company, limited liability company agreement, and resolutions.

Section 7. Choice of Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

Section 8. Miscellaneous. The miscellaneous provisions set forth in Article VIII of the Credit Agreement apply to this Agreement. This Agreement may be signed in any number of counterparts, each of which shall be an original, and may be executed and delivered by telecopier.

THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

EXECUTED as of the date first written above.

BORROWERS:

SUSSER HOLDINGS, L.L.C.

By:	/s/ E. V. Bonner, Jr.
E.V. Bonner, Jr.
Executive Vice President

STRIPES LLC

By:	/s/ E. V. Bonner, Jr.
E.V. Bonner, Jr.
Executive Vice President

PARENT GUARANTOR:

STRIPES HOLDINGS LLC

By:	/s/ E. V. Bonner, Jr.
E.V. Bonner, Jr.
Executive Vice President

SUSSER HOLDINGS CORPORATION

By:	/s/ E. V. Bonner, Jr.
E.V. Bonner, Jr.
Executive Vice President

Signature Page to Third Amendment

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Suzanne M. Paul
Name:	Suzanne M. Paul
Title:	Vice President

Signature Page to Third Amendment

SYNDICATION AGENT:

MERRILL LYNCH & CO., MERRILL LYNCH,
PIERCE, FENNER & SMITH INCORPORATED, as Syndication Agent

By:	/s/ Stephanie Vallillo
Name:	Stephanie Vallillo
Title:	Vice President

Signature Page to Third Amendment

BANKS:

BANK OF AMERICA, N.A.

By:	/s/ Gary Mingle
Gary Mingle
Senior Vice President

Signature Page to Third Amendment

MERRILL LYNCH CAPITAL CORPORATION

By:	/s/ Stephanie Vallillo
Name:	Stephanie Vallillo
Title:	Vice President

Signature Page to Third Amendment

REGIONS BANK

By:	/s/ Ron W. Pfeiffer
Name:	Ron W. Pfeiffer
Title:	SVP

Signature Page to Third Amendment

TEXAS STATE BANK

By:	/s/ Gary Wilson
Name:	Gary Wilson
Title:	Executive Vice President

Signature Page to Third Amendment